Articles of Incorporation
                              (PURSUANT TO NRS 78)

                                 STATE OF NEVADA
                               Secretary of State


(For  filing  office  use)                              (For  filing office use)
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--------------------------------------------------------------------------------

    IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1.  NAME  OF  CORPORATION:     Chandelier  Business  Services.  Inc.
                               -------------------------------------

2.  RESIDENT  AGENT: (designated resident agent and his STREET ADDRESS in Nevada
                                                        --------------
    where  process  may  be  served)

    Name  of  Resident  Agent:     Nevada  Corporate  Services,  Inc.
                                    ----------------------------------
    Street  Address:  1800  East  Sahara Avenue. Ste 107 Las Vegas. NV  89104
                      -------------------------------------------------------
                      Street No.   Street Name             City         Zip

3. SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value: 25,000,000 Par value: $0. 001 /share
                                           ----------            --------------
    Number  of  shares  without  par  value:  0
                                              -

4.  GOVERNING BOARD:  shall be styled  as (check one): X  Directors     Trustees
                                                      ---           ---
    The  FIRST  BOARD OF DIRECTORS shall consist of 1 members and the names and
                                                    -
    addresses  are  as  follows  (attach  additional  pages  if  necessary):


    York  Chandler        935  E.  Northc1iff  Drive
    --------------------  -----------------------------------------------------
    Name                  Address     Salt  Lake  City,  UT  84103   City/State

    --------------------  -----------------------------------------------------
    Name                  Address                                    City/State

5.  PURPOSE  (optional-  see reverse side): The purpose of the corporation shall be:
          All  legal  activity
          --------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS
78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0.
                                                                  -

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized.)
    (Attach  additional  pages  if  there  are  more  than  two incorporators.)

    York  Chandler
    ----------------------------------  ----------------------------------------
    Print  Name                         Print  Name

    935  E.  Northcliffe  Drive
    ------------------------------------------------  --------------------------
    Address: Salt Lake City, UT 84103 City/State/Zip  Address    City/State/Zip

    ----------------------------------  ----------------------------------------
    Signature                           Signature


    State of  Nevada  County of  Clark  State of          Country of
              ------             -----            ------              ----------

    This instrument was acknowledged     This instrument was acknowledged
    before me on                         before me on

    February  21,  1997,  by               ___________,  19__
    ------------     --

    York Chandler
    ----------------------------------  ----------------------------------------
            Name  of  Person                       Name  of  Person

as  incorporator                              as  incorporator
of  Chandelier  Business  Services.  Inc.     of  ___________________
    -------------------------------------

    ----------------------------------  ----------------------------------------
     (name of party no behalf of whom      (name of party no behalf of whom
         instrument was executed)              instrument was executed)

    /S/  Alan Herbert Russell
    ----------------------------------  ----------------------------------------
       Notary  Public  Signature                    Notary  Public  Signature

    ----------------------------------  ----------------------------------------
          (affix  notary  stamp  or  seal)          (affix notary stamp or seal)

8.   CERTIFICATE  OF  ACCEPTANCE  OF  APPOINTMENT  OF  RESIDENT  AGENT

     Nevada  Corporate  Services.  Inc     hereby accept appointment as Resident
     ---------------------------------
     Agent  for  the  above  named  corporation

/S/  R. Smith                                              2/21/97
--------------------------------------                     -------
Signature  of  Resident  Agent

|---------------------------------|
|    [SEAL OF NOTARY PUBLIC]      |
|  Notary Public-State of Nevada  |
|      Alan Herbert Russell       |
|        County of Clark          |
|     My  Commission  Expires     |
|        October 5,  1988         |
----------------------------------

         FILED THE
     IN THE OFFICE OF
SECRETARY OF THE STATE OF THE
      STATE OF NEVADA

       APR  09  1999

No  C4361-47
    Dean  Heller
    Dean  Heller,  Secretary  of  State


                            CERTIFICATE OF AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                       CHANDELIER BUSINESS SERVICES, INC.

     The undersigned, York K. Chandelier, the President and sole executive officer and director of Chandler Business Services, inc., a Nevada corporation (the "Corporation'), does hereby certify:

                                        I

     Pursuant to Section 78.390 of the Nevada Revised Statutes, the Articles of lncorporation of the Corporation shall be amended as followed:

     The  name  of  the  Corporation  is  "Internet  Marketing,  Inc."

                                       II

     The foregoing amendment; was adopted by Unanimous Consent of the Board of Directors pursuant - S.3 15 of the Nevada Revised Statutes, and by Consent of Majority Stockholder pursuant to Section 78.320 of the Nevada Revised Statutes.

                                       III

     The  number  of  shares  entitled  to  vote on the amendment was 2,546,000.

                                       IV

     The number of share voted in favor of the amendment was 2,000,000 with none opposing and none abstaining.

                    /S/  York  K.  Chandler
                    -----------------------
                    York  K.  Chandler,  President  and  Secretary



STATE  OF  UTAH         )
COUNTY  OF  SALT  LAKE  )ss
                        )

     On the 7th day of April, 1999 personally appeared before me, a Notary Public, York K. Chandler, who acknowledged that he is the President/Secretary of Chandelier Business Services, Inc., and that he is authorized to and did execute the above instrument.




                         /S/  Sheryl  A.  Ross
                         ---------------------
                         NOTARY  PUBLIC


|------------------------------------------|
|         [SEAL OF NOTARY PUBLIC]          |
|             Sheryl  A.  Ross             |
|              NOTARY  PUBLIC              |
|              STATE  OF  UTAH             |
|  My  Commission  Expires  Jan  6,  2000  |
|  3735  South  300  East  SLC  UT  86115  |
|------------------------------------------|


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